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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 6, 1998, appearing on page F-1 of OroAmerica, Inc.'s Annual Report on Form 10-K for the year ended January 30, 1998.


PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Los Angeles, California
July 1, 1998